UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund:	Global Income & Currency Fund Inc. (GCF)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, Global Income & Currency Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 – 06/30/2008

Item 1 – Report to Stockholders

Global Income &

Currency Fund Inc.

Semi-Annual Report

(Unaudited)

June 30, 2008

Global Income & Currency Fund Inc.

Directors and Officers

William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director and Chairman of the Nominating and Corporate Governance Committee
Laura S. Unger, Director
Mitchell M. Cox, President
James E. Hillman, Vice President and Treasurer
Colleen R. Rusch, Vice President and Secretary
Donald C. Burke, Vice President and Assistant Treasurer
Martin G. Byrne, Chief Legal Officer
Michael J. Fuccile, Chief Compliance Officer
Justin C. Ferri, Vice President
Michael M. Higuchi, Vice President

Custodian

State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101

Transfer Agent

BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

2	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Fund Summary as of June 30, 2008 (Unaudited)

Fund Information

Symbol on New York Stock Exchange	GCF
Initial Offering Date	April 28, 2006
Yield on Closing Market Price as of June 30, 2008 ($15.99)*	9.07%
Current Quarterly Distribution per share of Common Stock**	$.3625
Current Annualized Distribution per share of Common Stock**	$1.45

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/08 (a)	12/31/07	Change†	High	Low

Market Price	$15.99	$17.55	(8.89%)	$18.01	$15.91
Net Asset Value	$17.78	$18.58	(4.31%)	$18.69	$17.66

(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (.05%) based on net asset value per share and (4.84%) based on market price per share, assuming reinvestment of dividends.

†	Does not include reinvestment of dividends.

Portfolio Information as of June 30, 2008

Notional Exposure by Country/Region††	Percent of Net Assets

United States	68.2%
Mexico	20.8
South Africa	11.2
Turkey	10.7
New Zealand	10.2
Brazil	10.1
Australia	10.0
Hungary	10.0
India	5.1
Indonesia	5.1
Iceland	0.0
Norway	0.0
Colombia	0.0
Japan	0.0
South Korea	0.0
European Union	(9.9)
Czech Republic	(10.0)
Canada	(10.2)
Denmark	(10.2)
Singapore	(10.2)
Taiwan	(10.2)

††

This table denotes the notional exposure of Fund investments by country (or geographic region through the use of European Currency contracts) as a percentage of net assets of the Fund. For additional detail on the Fund’s holdings, please refer to the “Schedule of Investments” section included in this report.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	3

Schedule of Investments as of June 30, 2008 (Unaudited)	(in U.S. dollars)

Short-Term Securities		Face Amount	Value

Mexico — 22.9%
Foreign Commercial Paper** — 22.9%
Mexican Cetes:
Series BI, 7.661%, 9/04/08	MXN	126,756,500	$12,120,501
Treasury Bill, 7.57%, 7/03/08 (a)		152,190,000	14,738,159

Total Short-Term Securities in Mexico			26,858,660

South Africa — 10.8%
Foreign Commercial Paper** — 10.8%
South Africa Government Bond Series 196, 10%, 2/28/09 (a)	ZAR	101,194,000	12,704,138

Total Short-Term Securities in South Africa			12,704,138

Turkey — 12.3%
Foreign Commercial Paper** — 12.3%
Turkey Government International Bond, 15.616%, 7/16/08 (a)	TRY	17,746,000	14,397,507

Total Short-Term Securities in Turkey			14,397,507

Short-Term Securities		Face Amount	Value

United States — 67.8%
U.S. Government Agency Obligations** — 60.1%
Federal Home Loan Bank:
2.58%, 7/15/08	USD	2,500,000	$2,499,985
2.01%, 8/06/08 (a)		9,850,000	9,828,035
2.439%, 8/29/08		11,840,000	11,796,725
2.137%, 9/12/08 (a)		8,400,000	8,360,142
2.503%, 9/18/08 (a)		2,000,000	1,989,730
2.311%, 11/14/08 (a)		20,000,000	19,830,000
Freddie Mac, 2.159%, 11/05/08 (a)		16,350,000	16,206,954

Total U.S. Government Agency Obligations			70,511,571

	Shares Held

Mutual Funds — 7.7%
AIM Short-Term Investment Trust-Liquid Assets Portfolio — Institutional Class, 2.46% (b)	9,084,852	9,084,852

Total Short-Term Securities in the United States		79,596,423

Total Investments (Cost — $132,229,091*) — 113.8%		133,556,728
Liabilities in Excess of Other Assets — (13.8%)		(16,228,653)

Net Assets — 100.0%		$117,328,075

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$132,229,091

Gross unrealized appreciation	$1,356,167
Gross unrealized depreciation	(28,530)

Net unrealized appreciation	$1,327,637

**

Foreign Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown payable at fixed dates or upon maturity. The interest rates shown are rates in effect at June 30, 2008.

(a)	All or a portion of security held as collateral in connection with open forward foreign exchange contracts.

(b)	Represents the current yield as of June 30, 2008.

4	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Schedule of Investments (concluded)

•	Forward foreign exchange contracts as of June 30, 2008 were as follows:

Foreign Currency Purchased			Foreign Currency Sold	Settlement Date	Appreciation (Depreciation)

BRL	19,936,800	USD	12,000,000	7/02/08	$430,091
USD	12,421,682	BRL	19,936,800	7/02/08	(8,408)
MXN	149,978,000	USD	14,381,964	7/03/08	154,802
USD	2,637,804	MXN	27,190,062	7/03/08	2,380
USD	14,176,217	MXN	149,978,000	7/03/08	(360,549)
CHF	13,642,763	USD	13,242,187	7/07/08	114,346
JPY	363,160	USD	3,500,000	7/07/08	(78,684)
JPY	1,012,881,500	USD	9,846,228	7/07/08	(303,913)
USD	13,500,000	CHF	13,642,763	7/07/08	143,468
USD	13,500,000	JPY	1,376,041,500	7/07/08	536,369
HUF	2,202,255,000	USD	13,500,000	7/09/08	1,204,469
USD	13,525,703	HUF	2,202,255,000	7/09/08	(1,178,766)
AUD	13,000,000	USD	11,934,650	7/11/08	508,820
USD	12,182,690	AUD	13,000,000	7/11/08	(260,780)
USD	12,000,000	CAD	12,239,220	7/11/08	(693)
USD	12,000,000	SGD	16,524,000	7/11/08	(152,253)
USD	12,000,000	TWD	361,380,000	7/11/08	83,809
EUR	4,000,000	USD	6,245,880	7/17/08	46,545
NOK	60,666,000	USD	12,000,000	7/17/08	(110,401)
RUB	149,215,200	USD	6,320,000	7/17/08	39,344
USD	6,291,848	EUR	4,000,000	7/17/08	(577)
USD	11,752,194	NOK	60,666,000	7/17/08	(137,405)
USD	6,309,311	RUB	149,215,200	7/17/08	(50,034)
COP	27,779,500,000	USD	15,238,343	7/18/08	(792,850)
USD	3,000,000	COP	5,427,000,000	7/18/08	177,930
USD	12,534,346	COP	22,352,500,000	7/18/08	910,923
USD	12,595,858	ZAR	102,000,000	7/18/08	(363,778)
ZAR	102,000,000	USD	12,595,858	7/18/08	(43,105)
KRW	12,675,150,000	USD	12,396,235	7/22/08	(290,853)
USD	12,770,289	KRW	12,675,150,000	7/22/08	664,907
AUD	12,500,000	USD	11,932,625	7/28/08	1,339
NZD	7,000,000	USD	5,506,690	7/28/08	(198,756)
USD	11,781,875	AUD	12,500,000	7/28/08	(152,089)
USD	5,340,160	NZD	7,000,000	7/28/08	32,226
BRL	19,936,800	USD	12,324,926	8/04/08	(825)
EUR	7,500,000	CZK	189,007,500	8/05/08	(656,463)
HUF	1,916,475,000	EUR	7,500,000	8/05/08	951,659
TRY	15,057,600	USD	12,000,000	8/14/08	72,011
USD	3,516,103	TRY	4,618,050	8/14/08	(186,290)
USD	10,300,000	TRY	13,281,850	8/14/08	(348,353)
JPY	1,257,480,000	USD	11,813,203	9/09/08	75,861
USD	12,000,000	DKK	57,816,000	9/09/08	(158,237)
USD	12,293,200	EUR	8,000,000	9/09/08	(256,161)
USD	12,000,000	JPY	1,257,480,000	9/09/08	110,936
CHF	12,543,720	USD	12,242,792	9/23/08	45,596
USD	12,000,000	CHF	12,543,720	9/23/08	(288,388)
EUR	4,204,117	ISK	479,900,000	9/24/08	570,781
EUR	795,883	USD	1,229,854	9/24/08	17,655
ISK	479,900,000	EUR	5,000,000	9/24/08	(1,818,289)
AUD	12,500,000	USD	11,808,125	9/26/08	35,758
NZD	15,800,000	USD	11,810,816	9/26/08	58,030
IDR	56,220,000,000	USD	6,000,000	9/29/08	(7,525)
INR	262,260,000	USD	6,000,000	9/29/08	4,816
ISK	403,020,000	USD	6,000,000	10/02/08	(951,019)
USD	5,465,419	ISK	403,020,000	10/02/08	416,438
ISK	462,500,000	USD	6,250,000	10/10/08	(463,117)
USD	5,968,558	ISK	462,500,000	10/10/08	181,675

Total Unrealized Depreciation on Forward Foreign Exchange Contracts — Net					$(2,025,577)

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$133,556,728	$(2,025,577)
Level 2	—	—
Level 3	—	—

Total	$133,556,728	$(2,025,577)

*	Other financial instruments are forward foreign exchange contracts.

•	Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
HUF	Hungary Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	5

Statement of Assets, Liabilities and Capital

As of June 30, 2008 (Unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $132,229,091)		$133,556,728
Unrealized appreciation on forward foreign exchange contracts		7,592,984
Foreign cash (cost — $4,104)		4,049
Interest receivable		470,400

Total assets		141,624,161

Liabilities

Bank overdraft		1,991,748
Unrealized depreciation on forward foreign exchange contracts		9,618,561
Payables:
Securities purchased	$12,120,501
Dividends to shareholders	411,276
Investment advisory fees	85,032	12,616,809

Accrued expenses		68,968

Total liabilities		24,296,086

Net Assets

Net assets		$117,328,075

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$6,600
Paid-in capital in excess of par		125,838,566
Accumulated distributions in excess of investment income — net	$(1,462,238)
Accumulated realized capital losses — net	(6,350,995)
Unrealized depreciation — net	(703,858)

Total accumulated losses — net		(8,517,091)

Total capital — Equivalent to $17.78 per share based on 6,599,551 shares of Common Stock outstanding (market price — $15.99)		$117,328,075

See Notes to Financial Statements.

6	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income

Interest		$3,598,288

Expenses

Investment advisory fees	$551,244
Custodian fees	43,292
Professional fees	37,850
Directors’ fees and expenses	32,166
Accounting services	15,653
Printing and shareholder reports	13,780
Transfer agent fees	13,592
Listing fees	11,980
Repurchase offer	10,079
Other	14,828

Total expenses		744,464

Investment income — net		2,853,824

Realized & Unrealized Gain (Loss) — Net

Realized loss on:
Investments — net	(265,229)
Foreign currency transactions — net	(1,612,175)	(1,877,404)

Change in unrealized appreciation/depreciation on:
Investments — net	713,970
Foreign currency transactions — net	(2,286,601)	(1,572,631)

Total realized and unrealized loss — net		(3,450,035)

Net Decrease in Net Assets Resulting from Operations		$(596,211)

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	7

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007

Operations

Investment income — net	$2,853,824	$8,222,116
Realized gain (loss) — net	(1,877,404)	4,113,180
Change in unrealized appreciation/depreciation — net	(1,572,631)	(1,617,048)

Net increase (decrease) in net assets resulting from operations	(596,211)	10,718,248

Dividends to Shareholders

Investment income — net	(4,910,587)	(14,209,304)

Common Stock Transactions

Value of shares issued to Common Stock shareholders in reinvestment of dividends	—	654,837
Net redemption of Common Stock resulting from a repurchase offer (including $24,314 and $8,861 of repurchase fees, respectively)	(6,210,511)	(8,533,008)

Net decrease in net assets resulting from Common Stock transactions	(6,210,511)	(7,878,171)

Net Assets

Total decrease in net assets	(11,717,309)	(11,369,227)
Beginning of period	129,045,384	140,414,611

End of period*	$117,328,075	$129,045,384

* Accumulated distributions in excess of investment income — net	$(1,462,238)	$594,525

See Notes to Financial Statements.

8	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007	For the Period April 28, 2006† to December 31, 2006

Per Share Operating Performance

Net asset value, beginning of period	$18.58		$19.09	$19.10

Investment income — net***	.42		1.16	.71
Realized and unrealized gain (loss) — net	(.49)		.35	.30

Total from investment operations	(.07)		1.51	1.01

Less dividends and distributions from:
Investment income — net	(.73)		(2.02)	(.74)
Realized gain — net	—		—	(.21)
Tax return of capital	—		—	(.03)

Total dividends and distributions	(.73)		(2.02)	(.98)

Offering costs resulting from the issuance of Common Stock	—		—	(.04)

Net asset value, end of period	$17.78		$18.58	$19.09

Market price per share, end of period	$15.99		$17.55	$18.05

Total Investment Return**

Based on net asset value per share	(.05	%)‡	8.60%	5.48	%‡

Based on market price per share	(4.84	%)‡	8.49%	(4.76	%)‡

Ratios to Average Net Assets

Expenses, net of reimbursement	1.21	%*	1.16%	1.19	%*

Expenses	1.21	%*	1.16%	1.19	%*

Investment income — net	4.65	%*	5.99%	5.45	%*

Supplemental Data

Net assets, end of period (in thousands)	$117,328		$129,045	$140,415

Portfolio turnover	0	%††	0%††	0	%††

*	Annualized.

**

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***	Based on average shares outstanding.

†	Commencement of operations.

††

Portfolio turnover is calculated based upon long-term investments. All of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

‡	Aggregate total investment return.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	9

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol GCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Debt securities are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

•

Forward foreign exchange contracts — The Fund will enter into forward foreign exchange contracts which include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts. The contracts are marked-to-market daily and any change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. To the extent necessary, certain debt securities will serve as collateral for the Fund’s currency contracts.

•

Options — The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the

10	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Notes to Financial Statements (continued)

liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

•

Swaps — The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counter-party agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Bank overdraft — The Fund recorded a bank overdraft resulting from a timing difference of cash settlements.

(h) Recent accounting pronouncement — Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of our knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. In addition, IQ Advisors has entered into a Subadvisory Agreement with Nuveen Asset Management (“NAM”), pursuant to which NAM provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays NAM a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	11

Notes to Financial Statements (concluded)

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a principal owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co., and/or BlackRock or their affiliates.

3. Investments:

There were no purchases or sales of long-term investments for the six months ended June 30, 2008.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2008 decreased by 347,344 as a result of a repurchase offer. Shares issued and outstanding during the year ended December 31, 2007 decreased by 443,043 as a result of a repurchase offer and increased by 34,702 as a result of dividend reinvestment.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

With regard to repurchase fees, IQ Advisors will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

5. Capital Loss Carryforward:

On December 31, 2007, the Fund had a net capital loss carryforward of $3,235,195, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

12	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Proxy Results

During the six-month period ended June 30, 2008, the shareholders of Global Income & Currency Fund Inc. voted on the following proposal, which was approved at the annual meeting of shareholders held on April 25, 2008. A description of the proposal and number of shares voted are as follows:

		Shares Voted For	Shares Withheld From Voting

To elect the Fund’s Board of Directors:	Paul Glasserman	6,560,578	87,539
	Steven W. Kohlhagen	6,560,481	87,636
	William J. Rainer	6,560,078	88,039
	Laura S. Unger	6,561,727	86,390

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	13

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, (“the Investment Company Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the fourth quarterly rebalancing date of the current annual period for the currency investments (as described in the Fund’s prospectus); and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 347,344 shares from shareholders at an amount per share equal to the Fund’s net asset value per share calculated as of the close of business of the New York Stock Exchange on Monday, April 28, 2008, ten business days after Monday, April 14, 2008, the Repurchase Request Deadline. As of April 28, 2008, 347,344 shares, or 5% of the Fund’s outstanding shares, were repurchased by the Fund at $17.95 per share (subject to a repurchase fee of up to 0.41% of the net asset value per share); the Fund’s net asset value per share was determined as of 4:00 p.m. EST, Monday, April 28, 2008.

14	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement

The Board of Directors of each of S&P 500® GEAREDSM Fund Inc. (“S&P GEARED”), Defined Strategy Fund Inc. (“Defined Strategy”), S&P 500® Covered Call Fund Inc. (“Covered Call”), Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”), Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) (each, a “Fund” and collectively, the “Funds”), currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a “Management Agreement” and together, the “Management Agreements”) with IQ Investment Advisors LLC (“IQ Advisors”).

At a Board meeting held on June 5, 2008, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund’s Directors. In considering whether to approve the continuance of the Management Agreement, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the Investment Company Act; and (iv) information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each Management Agreement was considered separately by the relevant Fund’s Directors. The Directors were represented by independent legal counsel who assisted them in their deliberations. In voting to approve the continuation of each Fund’s Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates — The Directors reviewed the services that IQ Advisors has provided to the Funds. They considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of the Fund’s subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history. Following their consideration of this information, and based on the presentations at the Meeting and the Directors’ experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to each Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Fund.

((b) Investment performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed each Fund’s investment performance and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund’s performance was satisfactory. Based on

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	15

Renewal of Current Investment Advisory and Management Agreement (continued)

these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each of the Funds — The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability to IQ Advisors and its affiliates. The Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc. (“BlackRock”), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund benefited from such services provided by IQ Advisors’ affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to each Fund’s fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Funds. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund’s strategy in connection with only registered funds. In particular, the Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds in the Lipper comparison. As a result, the Board of Directors of each Fund approved the continuation of the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

16	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Renewal of Current Investment Advisory and Management Agreement (continued)

Continuation of Current Investment Subadvisory Agreements

In considering whether to approve the continuance of the current Investment Subadvisory Agreement of each Fund (each, a “Subadvisory Agreement” and, collectively, the “Subadvisory Agreements”) for an additional annual period, the Directors received, reviewed and evaluated information concerning the services and personnel of: BlackRock Investment Management, LLC, as subadviser to each of S&P GEARED and Small Cap; Oppenheimer Capital LLC, as subadviser to each of Covered Call and Enhanced Covered Call; Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy, and Nuveen Asset Management (“NAM”), as subadviser to Global Income (each, a “Subadviser” and, collectively, the “Subadvisers”). Each Subadvisory Agreement was considered separately by the relevant Fund’s Directors. In voting to approve the continuation of each Fund’s Subadvisory Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by each Subadviser — The Directors reviewed the services that each Subadviser provides to each of their respective Funds. The Directors considered their detailed discussions with officers of IQ Advisors and members of each Subadviser’s portfolio management team, the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. The Directors took into account the annual due diligence investment review of each Subadviser and the report that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. Drawing on their collective industry experience, the Directors noted that they had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors discussed the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the Board meeting and their discussions in Executive Session, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund.

(b) Investment performance of each Fund and each Subadviser — The Directors received and considered information about each Fund’s investment performance in light of its stated investment objective and made the determinations discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund — The Directors considered the profitability to BlackRock of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Continuation of Current Investment Advisory and Management Agreements.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	17

Renewal of Current Investment Advisory and Management Agreement (concluded)

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Directors considered the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser’s fees are paid by IQ Advisors out of its fees and not directly by the Funds. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that each Fund, other than Dow 30, NASDAQ Premium, Dow 30 Enhanced and Covered Call, is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the sub-advisory fee for each Fund was reasonable for the services being rendered.

Conclusion — No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the subadvisory fee rate of each Fund was reasonable in relation to the services provided by the respective Subadviser. As a result, all of the Directors approved the continuation of the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

18	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2008	19

www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies.

This report, including the financial information herein, is transmitted to shareholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Global Income & Currency Fund Inc. P.O. Box 9011 Princeton, NJ 08543-9011

#IQGCF — 6/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approx. Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1-31, 2008
February 1-29, 2008
March 1-31, 2008
April 1-30, 2008	347,344	$17.95 per Share[1]	347,344[2]	0
May 1-31, 2008
June 1-30, 2008
Total:	347,344	$17.95 per Share[1]	347,344[2]	0

1 Subject to a repurchase fee of 0.41% of the net asset value per share.

2 On March 3, 2008, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was April 14, 2008. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule

2

30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable
12(b) –	Certifications – Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Global Income & Currency Fund Inc.
By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
Global Income & Currency Fund Inc.

Date: August 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
Global Income & Currency Fund Inc.

Date: August 21, 2008

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Global Income & Currency Fund Inc.

Date: August 21, 2008

3